United States
                    Securities and Exchange Commission


RE: Form 8-K Item 4 filed December 10, 2002


Technology General Corporation                 New Jersey
__________________________              ________________________
       (Registrant)                     (State of Incorporation)

        2-97732                                22-1694294
    _____________                          ___________________
    (File Number)                          (Federal ID Number)


Amendment to Item 304, Form 8-K
_______________________________

(ii) The principal accountant's Independent Auditors Report for the past two years did not contain an adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was recommended and approved by the Board of Directors.

(iv) There have been no disagreements between the registrant and the former accountant during the two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

(v)    None of the events listed in paragraphs (A) through (D) of Item 304
       (a) (1) (v) of Regulation S-K occurred during this registrant's two most recent fiscal years and any subsequent interim period preceding the former accountants dismissal.



Technology General Corporation



    /s/ Charles J. Fletcher
By:_______________________________
       Charles J. Fletcher
  President/Chairman of the Board of Directors










                   Rothstein, Kass & Company, P.C.
                     Certified Public Accountant
                        85 Livingston Avenue
                     Roseland, New Jersey 07068


                                             February 11, 2003

Exhibit 16

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Technology General Corporation

We have read the statements that we understand Technology
General Corporation will include under Item 4 of the amended Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

                                            Yours truly,

                                            /s/ Rothstein,Kass&Company,P.C.


                                           Rothstein, Kass & Company, P.C.